Exhibit 99.08

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 1999
           Series 1998-04, REMIC Multi-Class Pass-Through Certificates

     Pursuant  to the Pooling and  Servicing  Agreement  dated as of February 1,
1998  (the  "Agreement")  between  GE  Capital  Mortgage  Services,   Inc.  (the
"Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.524512
                                                         ---------------------
       Weighted average maturity                                       345.59
                                                         ---------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
            Principal Per     Prepayments Per Interest Per
      Class  Certificate        Certificate    Certificate    Payout Rate
      -----  -----------        -----------    -----------    -----------
       R    $   0.00000000   $   0.00000000  $  0.00000000   % 0.00000000
       PO   $  29.51086355   $  28.61644392  $  0.00000000   % 0.00000000
       A1   $  50.27959610   $  49.29038233  $  3.91208848   % 6.50000004
       A2   $  66.51544627   $  65.20680420  $  5.57344956   % 6.99999994
       A3   $   0.00000000   $   0.00000000  $  0.00000000   % 0.00000000
       A4   $   0.00000000   $   0.00000000  $  0.00000000   % 0.00000000
       A5   $  50.27959609   $  49.29038237  $  4.06255340   % 6.75000000
       A6   $   0.00000000   $   0.00000000  $  4.83333333   % 5.80000000
       A7   $   0.00000000   $   0.00000000  $  8.00000000   % 9.60000000
       A8   $   0.00000000   $   0.00000000  $  5.62499997   % 6.74999996
       M    $   0.80303855   $   0.00000000  $  5.57696055   % 6.75000035
       B1   $   0.80303898   $   0.00000000  $  5.57696102   % 6.75000094
       B2   $   0.80303769   $   0.00000000  $  5.57695861   % 6.74999798
       B3   $   0.80303824   $   0.00000000  $  5.57696176   % 6.75000180
       B4   $   0.80304290   $   0.00000000  $  5.57696209   % 6.75000226
       B5   $   0.80303693   $   0.00000000  $  5.57695898   % 6.74999847

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $        N/A

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                             $       102,188.35
                                                                   -------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:          $   475,007,778.63
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,588
                                                                 ---------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance          Cusip
-----         -------          -----------------       -------          -----
R    $                  0.00  $             0.00  $             0.00  36157REP6
PO   $            212,475.46  $       206,080.80  $           951.05  GEC9804PO
A1   $         78,016,192.12  $    72,584,939.87  $           671.95  36157REF8
A2   $         78,016,192.11  $    72,584,939.87  $           888.93  36157REG6
A3   $                  0.00  $             0.00  $             0.00  36157REH4
A4   $                  0.00  $             0.00  $             0.00  36157REJ0
A5   $        121,733,600.07  $   113,258,873.59  $           671.95  36157REK7
A6   $         98,853,000.00  $    98,853,000.00  $         1,000.00  36157REL5
A7   $         32,951,000.00  $    32,951,000.00  $         1,000.00  36157REM3
A8   $         60,141,355.00  $    60,141,355.00  $         1,000.00  36157REN1
SUP  $        481,600,912.90  $   462,506,052.05  $           786.33  GEC98004S
M    $         11,031,970.99  $    11,023,035.57  $           990.66  36157REQ4
B1   $          5,366,770.81  $     5,362,423.96  $           990.66  36157RER2
B2   $          2,682,889.69  $     2,680,716.66  $           990.66  36157RES0
B3   $          2,385,451.81  $     2,383,519.70  $           990.66  36157RET8
B4   $          1,192,527.60  $     1,191,561.71  $           990.66  36157REU5
B5   $          1,787,779.96  $     1,786,331.94  $           990.66  36157REV3

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             13       Principal Balance       $  4,017,404.38
                               --------                            -------------
       2.   60-89 days
            Number             0        Principal Balance       $          0.00
                               --------                            -------------
       3.   90 days or more
            Number             1        Principal Balance       $    250,257.47
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance       $          0.00
                               --------                           -------------
       5.   Real Estate Owned
            Number             0        Principal Balance       $          0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

     7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                  A3             %               0.00000000
                  A4             %               0.00000000
                  A6             %               5.80000000
                  A7             %               9.60000000

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------